Fees Summary	Apr. 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	108,878.04
Total Transaction Valuation	788,400,000.00
Total Offset Amount	0.00
Net Fee	$ 108,878.04